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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DE 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event report) May 17, 2006.


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-26366                                          23-2812193
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


732 MONTGOMERY AVENUE, NARBERTH, PENNSYLVANIA               19072
---------------------------------------------             ----------
 (Address of Principal Executive Office)                  (Zip Code)

                                  610-668-4700
                ------------------------------------------------
                (Issuer's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

         __ Written communication pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

         __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

         __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

         On May 17, 2006, the shareholders of Royal Bancshares of Pennsylvania, Inc., at their Annual Meeting approved amendments to the Articles of Incorporation of Royal Bancshares of Pennsylvania, Inc.

         The purpose for the amendments is to give the corporation the authority to issue twenty one million (21,000,000) shares of Common Stock consisting of eighteen million (18,000,000) shares of Class A Common Stock, par value $2.00 per share, and three million (3,000,000) shares of Class B Common Stock, par value $0.10 per share. Such Class B Common Stock shall have the following special voting rights, preferences, limitations and other special rights:

         The foregoing description of the amendments to the Articles is qualified in its entirety by the test of the amendments to the Articles, which are filed in this report as Exhibit 3.1 and incorporated herein by reference.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

         On May 17, 2006, the shareholders of Royal Bancshares of Pennsylvania, Inc., at their Annual Meeting approved amendments to the Stock Option and Appreciation Right Plan.

         The purpose for the amendments is to (i) reserve an additional 150,000 shares of the Corporation's common stock for issuance under the Plan, (ii) provide the maximum number of shares of stock that may be issued under the Plan not to exceed 19% of the Corporation's shares outstanding, and (iii) extend the Plan's termination date to April 18, 2007.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

         (c.) Exhibits

                  Exhibit                            Description
                  ------------------                 ---------------------------
                  3.1                                Amended Articles of
                                                     Incorporation of Royal
                                                     Bancshares of Pennsylvania,
                                                     Inc.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      ROYAL BANCSHARES OF PENNSYLVANIA, INC
                      -------------------------------------



Dated: May 18, 2006                                 /s/ Jeffrey T. Hanuscin
                                                    ----------------------------
                                                    Jeffrey T. Hanuscin
                                                    Chief Financial Officer